SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2018

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ENTERPRISE DIVERSIFIED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 382-7366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers:

Bridge Employment Agreement

As previously reported by Enterprise Diversified, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 9, 2018, the Board of Directors of the Company, acting unanimously, appointed G. Michael Bridge as the Chief Executive Officer of the Company on Friday, October 5, 2018. In his capacity as Chief Executive Officer, Mr. Bridge serves as the Company’s principal executive officer. As also previously reported, at the time of Mr. Bridge’s appointment the Company had not determined and had not entered into, adopted or otherwise commenced any material compensatory plan, contract or arrangement as to which Mr. Bridge participated or was a party.

On Wednesday, December 19, 2018, Mr. Bridge executed a certain executive employment agreement with the Company (the “Bridge Employment Agreement”). The term of the Bridge Employment Agreement is deemed to have commenced effective as of October 5, 2018 and continues through December 31, 2019, unless earlier terminated pursuant to its terms. From and after December 31, 2019, the Bridge Employment Agreement will automatically renew for successive one-year periods, unless the Company elects not to extend the term upon thirty (30) days’ advance notice to Mr. Bridge.

During the term of the employment arrangement, Mr. Bridge will continue to serve as the Company’s Chief Executive Officer. Mr. Bridge will be entitled to a base salary at the annualized rate of $200,000 and will be eligible to receive an annual incentive bonus, in cash, upon meeting certain requirements described below and to participate in employee benefit plans as the Company may maintain from time to time.

Pursuant to the Bridge Employment Agreement, in respect of the 2018 calendar year, Mr. Bridge will be eligible to receive an annual incentive bonus in an amount up to $35,000, as determined by the Board of Directors. Any such 2018 annual bonus will be based on and subject to achievement of performance goals related to finalization of the Company’s 2019 budget, the initial implementation of business plans concerning the Company’s Mt Melrose, LLC subsidiary, and the state of affairs of the Company and its subsidiaries being satisfactory at year-end. In respect of the 2019 calendar year, Mr. Bridge will be eligible to receive an annual incentive bonus in an aggregate amount up to $100,000, as determined by the Board of Directors. With respect to any such 2019 annual bonus, an amount up to $50,000 will be based on and subject to the Company achieving superior financial results as of year-end that outperform the Company’s 2019 budget, while an amount up to $50,000 will be based on and subject to achievement of performance goals related to Mr. Bridge consistently demonstrating exemplary leadership, the mitigation of financial risks concerning the Company’s Mt Melrose, LLC and HVAC Value Fund, LLC subsidiaries, and the further development of the Company’s Willow Oak Asset Management, LLC subsidiary. In addition to Mr. Bridge’s eligibility for such 2018 and 2019 annual incentive bonuses, in the event that the Company determines to pursue, and then successfully closes during the term of Mr. Bridge’s employment, a sale of certain of its business assets, Mr. Bridge will also be eligible to receive an additional amount of annual bonus tied to the net proceeds in excess of book value received in such transaction.

Mr. Bridge must be employed by the Company as of December 31 of a given calendar year in order to earn and be eligible to receive any annual bonus in respect of such year. If Mr. Bridge’s employment with the Company terminates as a result of a termination for cause by the Company or Mr. Bridge’s resignation, then Mr. Bridge will forfeit any earned but unpaid annual bonus.

Pursuant to the Bridge Employment Agreement, the Company may terminate Mr. Bridge’s employment for “cause” upon the Company’s determination that Mr. Bridge has committed certain acts enumerated in the Bridge Employment Agreement. The Company otherwise may terminate Mr. Bridge’s employment at any time for any reason or for no reason upon five (5) business days’ prior written notice, and Mr. Bridge may resign and terminate his employment at any time for any reason or for no reason upon thirty (30) days’ prior written notice.

In the event that Mr. Bridge’s employment with the Company terminates as a result of his death or disability, Mr. Bridge will be entitled to payment of his salary through the date of termination and for a period of three (3) months thereafter, any previously earned but yet unpaid annual bonus, any amounts accrued and payable under any employee benefit plans and any unreimbursed business expenses. In the event that Mr. Bridge’s employment terminates as a result of a termination for cause by the Company or Mr. Bridge’s resignation, Mr. Bridge will be entitled only to payment of his salary through the date of termination and any unreimbursed business expenses. In the event that Mr. Bridge’s employment terminates as a result of a termination by the Company without cause, Mr. Bridge will be entitled to payment of his salary through the date of termination and for a period of twelve (12) months thereafter, any previously earned but yet unpaid annual bonus, any amounts accrued and payable under any employee benefit plans and any unreimbursed business expenses.

The description of the Bridge Employment Agreement above is only a summary of certain material terms. A copy of the Bridge Employment Agreement will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Kleinhammer Employment Agreement

As also previously reported by the Company in the above-noted Current Report on Form 8-K, the Board of Directors of the Company, acting unanimously, appointed Alea A. Kleinhammer as the Chief Financial Officer of the Company on Friday, October 5, 2018. In her capacity as Chief Financial Officer, Ms. Kleinhammer serves as the Company’s principal financial and principal accounting officer. As also previously reported, at the time of Ms. Kleinhammer’s appointment the Company had not determined and had not entered into, adopted or otherwise commenced any material compensatory plan, contract or arrangement as to which Ms. Kleinhammer participated or was a party.

On Friday, December 21, 2018, Ms. Kleinhammer executed a certain executive employment agreement with the Company (the “Kleinhammer Employment Agreement”). The term of the Kleinhammer Employment Agreement is deemed to have commenced effective as of October 5, 2018 and continues through December 31, 2019, unless earlier terminated pursuant to its terms. From and after December 31, 2019, the Kleinhammer Employment Agreement will automatically renew for successive one-year periods, unless the Company elects not to extend the term upon thirty (30) days’ advance notice to Ms. Kleinhammer.

During the term of the employment arrangement, Ms. Kleinhammer will continue to serve as the Company’s Chief Financial Officer. Ms. Kleinhammer will be entitled to a base salary at the annualized rate of $120,000 and will be eligible to receive an annual incentive bonus, in cash, upon meeting certain requirements described below and to participate in employee benefit plans as the Company may maintain from time to time.

Pursuant to the Kleinhammer Employment Agreement, in respect of the 2019 calendar year, Ms. Kleinhammer will be eligible to receive an annual incentive bonus in an aggregate amount up to $30,000, as determined by the Board of Directors. Any such 2019 annual bonus will be comprised of three equal parts, based on and subject to, respectively, (1) Ms. Kleinhammer consistently demonstrating her development as a proactive executive of the Company and her implementation of appropriate and useful financial planning and analysis processes, tools and reports, (2) the mitigation of financial risks concerning the Company’s Mt Melrose, LLC subsidiary, and (3) the Company achieving superior financial results as of year-end that outperform the Company’s 2019 budget.

Ms. Kleinhammer must be employed by the Company as of December 31 of a given calendar year in order to earn and be eligible to receive any annual bonus in respect of such year. If Ms. Kleinhammer’s employment with the Company terminates as a result of a termination for cause by the Company or Ms. Kleinhammer’s resignation, then Ms. Kleinhammer will forfeit any earned but unpaid annual bonus.

Pursuant to the Kleinhammer Employment Agreement, the Company may terminate Ms. Kleinhammer’s employment for “cause” upon the Company’s determination that Ms. Kleinhammer has committed certain acts enumerated in the Kleinhammer Employment Agreement. The Company otherwise may terminate Ms. Kleinhammer’s employment at any time for any reason or for no reason upon five (5) business days’ prior written notice, and Ms. Kleinhammer may resign and terminate her employment at any time for any reason or for no reason upon thirty (30) days’ prior written notice.

In the event that Ms. Kleinhammer’s employment with the Company terminates as a result of her death or disability, Ms. Kleinhammer will be entitled to payment of her salary through the date of termination and for a period of three (3) months thereafter, any previously earned but yet unpaid annual bonus, any amounts accrued and payable under any employee benefit plans and any unreimbursed business expenses. In the event that Ms. Kleinhammer’s employment terminates as a result of a termination for cause by the Company or Ms. Kleinhammer’s resignation, Ms. Kleinhammer will be entitled only to payment of her salary through the date of termination and any unreimbursed business expenses. In the event that Ms. Kleinhammer’s employment terminates as a result of a termination by the Company without cause, Ms. Kleinhammer will be entitled to payment of her salary through the date of termination and for a period of twelve (12) months thereafter, any previously earned but yet unpaid annual bonus, any amounts accrued and payable under any employee benefit plans and any unreimbursed business expenses.

The description of the Kleinhammer Employment Agreement above is only a summary of certain material terms. A copy of the Kleinhammer Employment Agreement will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits – none

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2018		ENTERPRISE DIVERSIFIED, INC.

	By:	/s/ G. Michael Bridge
G. Michael Bridge
Chief Executive Officer